                                                                    Exhibit 24.1



                                POWER OF ATTORNEY



                  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jeffry N. Quinn his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on the Form S-8 of Premcor Inc., as filed under the Securities Act of 1933, as amended (the "Act"), and all subsequent amendments, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed on counterparts.


               SIGNATURE                                      TITLE                                 DATE
     /s/ Thomas D. O'Malley
     --------------------------
         Thomas D. O'Malley                 President, Chief Executive Officer and             April 30, 2002
                                            Chairman of the Board (principal
                                            executive officer)
     /s/ David I. Foley
     --------------------------
         David I. Foley                     Director                                           April 30, 2002

     /s/ Robert L. Friedman
     --------------------------
         Robert L. Friedman                 Director                                           April 30, 2002

     /s/ Richard C. Lappin
     --------------------------
         Richard C. Lappin                  Director                                           April 30, 2002

     /s/   Stephen I. Chazen
     --------------------------
           Stephen I. Chazen                Director                                           April 30, 2002

     /s/   Marshall A. Cohen
     --------------------------
           Marshall A. Cohen                Director                                           April 30, 2002

     /s/  Jefferson F. Allen
     --------------------------
          Jefferson F. Allen                Director                                           April 30, 2002


     --------------------------
          Wilkes McClave III                Director                                           April __, 2002